UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

CNL Retirement Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32607	59-3491443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.	32801
Orlando, Florida	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Registrant's Business and Operations

Item 8.01 Other Events

The following tables represent property acquisitions by CNL Retirement Properties, Inc. (the "Company") between the period August 31, 2004 and November 9, 2004 for retirement communities and medical office buildings:

PROPERTY ACQUISITIONS
Retirement Communities
From August 31, 2004 through November 9, 2004

Property Location	Purchase Price	Depreciable Tax Basis (1)	Date Acquired	Lease Expiration and Renewal Options	Minimum Annual Rent	Additional Rent

Brighton Gardens of Arlington (2) (3) (4) (5) (6) (the "Arlington Property") Existing retirement facility The Arlington Property is located in Arlington, Virginia, in downtown Arlington, and includes 123 assisted living units and 24 units for residents with Alzheimer’s and related memory disorders.	$18,051,711	$14,500,000	11/09/04	11/2019; two five-year renewal options	$1,636,000 for the first lease year; $1,709,000 for the second lease year; $1,767,000 for the third lease year; $1,872,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

Brighton Gardens of Carlsbad (2) (3) (4) (5) (6) (the "Carlsbad Property") Existing retirement facility The Carlsbad Property is located in Carlsbad, California, 36 miles north of San Diego, California, and includes 90 assisted living units, 23 units for residents with Alzheimer’s and related memory disorders and 28 skilled nursing units.	$14,128,233	$9,500,000	11/09/04	11/2019; two five-year renewal options	$1,281,000 for the first lease year; $1,338,000 for the second lease year; $1,383,000 for the third lease year; $1,466,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

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Property Location	Purchase Price	Depreciable Tax Basis (1)	Date Acquired	Lease Expiration and Renewal Options	Minimum Annual Rent	Additional Rent

Brighton Gardens of Carmel Valley (2) (3) (4) (5) (6) (the "Carmel Valley Property") Existing retirement facility The Carmel Valley Property is located in San Diego, California, 19 miles north of San Diego, California, and includes 90 assisted living units, 23 units for residents with Alzheimer’s and related memory disorders and 28 skilled nursing units.	$25,130,710	$22,900,000	11/09/04	11/2019; two five-year renewal options	$2,274,000 for the first lease year; $2,375,000 for the second lease year; $2,456,000 for the third lease year; $2,603,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

Brighton Gardens of Dedham (2) (3) (4) (5) (6) (the "Dedham Property") Existing retirement facility The Dedham Property is located in Dedham, Massachusetts, 19 miles northwest of Boston, Massachusetts, and includes 74 assisted living units and 39 units for residents with Alzheimer’s and related memory disorders.	$19,898,875	$19,300,000	11/09/04	11/2019; two five-year renewal options	$1,805,000 for the first lease year; $1,885,000 for the second lease year; $1,950,000 for the third lease year; $2,066,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

Brighton Gardens of the North Shore (Danvers) (2) (3) (4) (5) (6) (the "Danvers Property") Existing retirement facility The Danvers Property is located in Danvers, Massachusetts, 22 miles northeast of Boston, Massachusetts, and includes 90 assisted living units and 24 units for residents with Alzheimer’s and related memory disorders.	$26,362,677	$26,200,000	11/09/04	11/2019; two five-year renewal options	$2,390,000 for the first lease year; $2,496,000 for the second lease year; $2,581,000 for the third lease year; $2,735,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

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Property Location	Purchase Price	Depreciable Tax Basis (1)	Date Acquired	Lease Expiration and Renewal Options	Minimum Annual Rent	Additional Rent

Brighton Gardens of Paramus (2) (3) (4) (5) (6) (the "Paramus Property") Existing retirement facility The Paramus Property is located in Paramus, New Jersey, 22 miles north of New York City, New York, and includes 98 assisted living units and 22 units for residents with Alzheimer’s and related memory disorders.	$22,006,638	$20,700,000	11/09/04	11/2019; two five-year renewal options	$2,014,000 for the first lease year; $2,103,000 for the second lease year; $2,175,000 for the third lease year; $2,305,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

Brighton Gardens of Pikesville (2) (3) (4) (5) (6) (the "Pikesville Property") Existing retirement facility The Pikesville Property is located in Pikesville, Maryland, 15 miles northwest of Baltimore, Maryland, and includes 90 assisted living units and 24 units for residents with Alzheimer’s and related memory disorders.	$8,923,536	$8,600,000	11/09/04	11/2019; two five-year renewal options	$828,000 for the first lease year; $865,000 for the second lease year; $894,000 for the third lease year; $947,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

Brighton Gardens of Richmond (2) (3) (4) (5) (6) (the "Richmond Property") Existing retirement facility The Richmond Property is located in Richmond, Virginia, 12 miles northwest of Richmond, Virginia, and includes 82 assisted living units and 24 units for residents with Alzheimer’s and related memory disorders.	$8,250,708	$7,900,000	11/09/04	11/2019; two five-year renewal options	$750,000 for the first lease year; $783,000 for the second lease year; $810,000 for the third lease year; $859,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

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Property Location	Purchase Price	Depreciable Tax Basis (1)	Date Acquired	Lease Expiration and Renewal Options	Minimum Annual Rent	Additional Rent

Brighton Gardens of San Dimas (2) (3) (4) (5) (6) (the "San Dimas Property") Existing retirement facility The San Dimas Property is located in San Dimas, California, 26 miles east of Los Angeles, California, and includes 90 assisted living units, 23 units for residents with Alzheimer’s and related memory disorders and 28 skilled nursing units.	$22,565,239	$20,500,000	11/09/04	11/2019; two five-year renewal options	$2,042,000 for the first lease year; $2,133,000 for the second lease year; $2,206,000 for the third lease year; $2,337,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

Brighton Gardens of San Juan Capistrano (2) (3) (4) (5) (6) (the "San Juan Capistrano Property") Existing retirement facility The San Juan Capistrano Property is located in San Juan Capistrano, California, 54 miles southeast of Los Angeles, California, and includes 90 assisted living units, 25 units for residents with Alzheimer’s and related memory disorders and 27 skilled nursing units.	$7,883,315	$5,400,000	11/09/04	11/2019; two five-year renewal options	$719,000 for the first lease year; $751,000 for the second lease year; $776,000 for the third lease year; $822,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

Brighton Gardens of Woodbridge (2) (3) (4) (5) (6) (the "Woodbridge Property") Existing retirement facility The Woodbridge Property is located in Woodbridge, Connecticut, 42 miles northeast of Stamford, Connecticut, and includes 91 assisted living units, 23 units for residents with Alzheimer’s and related memory disorders and 28 skilled nursing units.	$6,798,358	$5,700,000	11/09/04	11/2019; two five-year renewal options	$625,000 for the first lease year; $652,000 for the second lease year; $675,000 for the third lease year; $715,000 for the fourth lease year with increases of 2.25% each lease year thereafter	N/A

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FOOTNOTES:

(1)	Represents the approximate federal income tax basis of the depreciable portion (the building and equipment portion) of each of the properties acquired. Depreciable tax basis includes a portion of the purchase price plus acquisition costs for properties subject to operating leases.

(2)	The Arlington, Carlsbad, Carmel Valley, Danvers, Dedham, Paramus, Pikesville, Richmond, San Dimas, San Juan Capistrano and Woodbridge Properties, which are hereinafter referred to as the "Aureus Portfolio One Properties," were purchased from affiliates of Aureus Group, LLC.

(3)	The Aureus Portfolio One Properties are leased by affiliates of Aureus Group, LLC. The leases for this portfolio contain pooling terms, meaning that the net operating profits with respect to all of the properties are combined for the purpose of funding rental payments due under each lease.

(4)	The Aureus Portfolio One Properties are operated and managed by Sunrise Senior Living, Inc.

(5)	In connection with the Aureus Portfolio One Properties, the tenant has deposited a $10.0 million security deposit with an escrow agent. The security deposit may be drawn upon by the Company in the event the tenant fails to pay minimum rent.

(6)	In connection with the acquisition of the Aureus Portfolio One Properties, the Company may be required to pay an earnout amount if a certain threshold has been met. The calculation of the earnout amount considers the net operating income for the properties and the Company’s initial investment in the properties. The properties' operating performance threshold must be achieved by May 2008, and the earnout amount shall not exceed $6.0 million. In the event an earnout amount is due, the leases will be amended and annual rents will increase accordingly.

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OCCUPANCY RATE AND REVENUE PER UNIT

The average occupancy rate, the revenue per occupied unit (per diem) and the revenue per available unit (per diem) for the periods during the past five years that the properties have been operational, excluding land-only and construction properties, are as follows:

Property	Year (1)	Average Occupancy Rate	Revenue per Occupied Unit	Revenue per Available Unit

Arlington Property	2000	50.9%	$136.69	$ 69.63
	2001	65.0%	135.57	88.16
	2002	67.2%	143.67	96.48
	2003	73.4%	140.90	103.41
	2004(2)	74.8%	143.15	107.10

Carlsbad Property	2000	74.9%	$128.91	$ 96.60
	2001	80.6%	136.74	110.24
	2002	86.9%	140.57	122.12
	2003	91.7%	153.82	141.12
	2004(2)	74.4%	181.22	134.76

Carmel Valley Property	2000	81.6%	$132.44	$108.11
	2001	89.1%	139.95	124.65
	2002	90.0%	151.36	136.22
	2003	90.6%	155.46	140.78
	2004(2)	81.5%	174.21	141.98

Dedham Property	2000	59.0%	$127.29	$ 75.04
	2001	75.6%	135.38	102.30
	2002	78.1%	142.79	111.50
	2003	76.6%	135.18	103.52
	2004(2)	88.0%	141.54	124.48

Danvers Property	2000	95.7%	$119.21	$114.13
	2001	94.3%	124.13	117.00
	2002	83.8%	135.35	113.46
	2003	86.0%	141.95	122.12
	2004(2)	88.2%	145.00	127.91

Paramus Property	2000	49.9%	$134.06	$ 66.92
	2001	71.5%	142.18	101.71
	2002	81.9%	147.87	121.16
	2003	85.1%	150.39	128.01
	2004(2)	78.1%	156.60	122.29

Pikesville Property	2000	43.9%	$113.46	$ 49.78
	2001	60.8%	120.97	73.52
	2002	53.6%	126.95	68.07
	2003	63.6%	119.54	76.05
	2004(2)	67.7%	119.86	81.18

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Property	Year (1)	Average Occupancy Rate	Revenue per Occupied Unit	Revenue per Available Unit
Richmond Property	2000	71.4%	$111.47	$ 79.61
	2001	79.1%	114.03	90.18
	2002	66.3%	123.06	81.53
	2003	75.2%	124.91	93.93
	2004(2)	81.7%	118.12	96.51

San Dimas Property	2000	75.1%	$126.07	$ 94.63
	2001	79.8%	132.97	106.04
	2002	77.4%	146.56	113.40
	2003	76.6%	158.69	121.58
	2004(2)	79.0%	172.50	136.35

San Juan Capistrano Property	2000	41.7%	$133.27	$ 55.54
	2001	65.3%	146.46	95.66
	2002	75.8%	150.11	113.71
	2003	72.5%	174.36	126.48
	2004(2)	64.9%	204.94	133.02

Woodbridge Property	2000	68.8%	$ 83.98	$ 57.77
	2001	81.9%	96.67	79.17
	2002	73.6%	108.71	80.03
	2003	83.8%	113.59	95.14
	2004(2)	79.1%	120.77	95.52

(1)	Data represents information for each applicable fiscal year, unless noted otherwise.
(2)	Data for 2004 represents the period January 1, 2004 through September 30, 2004.

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PROPERTY ACQUISITIONS
Medical Office Buildings
From August 31, 2004 through November 9, 2004

Property	Rentable Square Footage	Purchase Price	% Owned by the Company	Subject to Ground Lease	Depreciable Tax Basis (1)	Date Acquired	Occupancy	Annualized Base Rent	Annualized Base Rent Per Occupied Square Foot	Principal Tenants (2)

Lakeside Health Park (3) (4) (5) (the “Omaha Property”) Multi-tenant medical office building currently under construction The Omaha Property is located in Omaha, Nebraska on the campus of Alegent Health Hospital.	97,083	$1,681,664	68.9%	Y	N/A	11/08/04	(4)	(4)	(4)	Alegent Health Hospital (6)

McDowell Mountain Medical Plaza (3) (7) (the "Scottsdale Property") Existing multi-tenant medical office building built in 1999 The Scottsdale Property is located in Scottsdale, Arizona among three hospitals: Mayo Clinic, Scottsdale Medical Center-Shea and Paradise Valley Hospital.	85,946	$16,822,304	100.0%	N	$13,000,000	11/02/04	87.7%	$2,164,176	$28.73	HealthSouth Surgery Center of Scottsdale (8)

Total	183,029	$18,503,968			$13,000,000			$2,164,176

Weighted Average							87.7%		$28.73

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____________________

FOOTNOTES:

(1)	Represents the approximate federal income tax basis of the depreciable portion (the building and equipment portion) of each of the properties acquired. Depreciable tax basis includes a portion of the purchase price plus acquisition costs for properties subject to operating leases.

(2)	Represents tenants leasing 10% or more of the building’s rentable square footage.

(3)	Information is provided as of September 30, 2004.

(4)	The Omaha Property began construction in June 2004 and is expected to open in April 2005. As of September 1, 2004, 70.3% of the building's rentable square footage had been pre-leased with annualized base rent aggregating $1.2 million or $17.36 per occupied square foot. The estimated completed cost for the property is $15.9 million.

(5)	In connection with the acquisition of the Omaha Property, the Company assumed a construction loan for approximately $14.3 million with a maturity date of July 2009. During the construction period the loan requires interest only payments at a variable rate of LIBOR + 1.75%. After the construction period, the loan will require principal and interest payments at a fixed interest rate based upon the bank’s market rate at the time of conversion + 1.75%. As of November 9, 2004, the outstanding balance was $0.7 million.

(6)	Alegent Health Hospital has pre-leased a total of 45.2% of the building’s rentable square footage with an aggregate annual base rent of $749,832. The lease terms are ten years. Pre-leased tenancy for the Omaha Property is a mix of physician practices. All of the pre-leased tenants have leases on a triple-net basis with base rents that will increase at a rate of 2.5% or 3.5% annually.

(7)	In connection with the acquisition of the Scottsdale Property, the Company assumed $10.6 million in existing debt. The loan bears interest at 7.54% and requires principal and interest payments until maturity in July 2007.

(8)	HealthSouth Surgery Center of Scottsdale leases a total of 15,499 square feet with an aggregate annual base rent of $450,240 which increases to $493,798 on February 1, 2006 and $541,535 on February 1, 2009. The HealthSouth Surgery Center of Scottsdale leases expire on January 31, 2010. HealthSouth Surgery Center of Scottsdale pays their proportionate share of operational expenses above base expenses. Tenancy in the building is a mix of physician practices. Other tenants lease on a gross basis and pay their proportionate share of operational expenses above base expenses. Base rents increase at various pre-determined periods during the lease terms based on either percentages or fixed amounts.

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The following table contains information regarding the expiration schedule of lease agreements pertaining to space in the two additional medical office buildings that the Company has acquired based on leases in place as of September 30, 2004:

Property	Year			Annual Base Rent of Expiring Leases (1)	Percentage of Gross Base Rents on Expiring Leases

Omaha Property (2)	2010-2014	4	11,719	$ 218,172	18.4%
	2015	8	56,501	966,192	81.6%

Scottsdale Property	2004	1	4,084	116,400	5.4%
	2005	1	1,086	33,588	1.5%
	2006	2	2,212	62,016	2.9%
	2007	2	3,806	107,460	5.0%
	2008	1	3,305	89,232	4.1%
	2009	8	25,877	747,420	34.5%
	2010	4	22,804	652,644	30.2%
	2011	2	5,375	155,472	7.2%
	2012	2	6,790	199,944	9.2%

(1)     Represents annualized September 2004 base rent.

(2)     Lease terms do not commence for the Omaha Property until construction is completed. The estimated completion date is April 2005.

OCCUPANCY RATE

The following table presents the average occupancy rates for the one additional medical office building which is not under construction:

Property	Location	Year		Average Occupancy Rate

Scottsdale Property	Scottsdale, AZ	2001	(1)	77%
		2002		85%
		2003		85%
		2004	(2)	88%

(1)    Data for 2001 represents the period October 1, 2001 through December 31, 2001.
(2)    Data for 2004 represents the period January 1, 2004 through September 30, 2004.

Omaha Property. The Omaha Property, which is currently being constructed and is expected to be completed in April 2005, is the Lakeside Health Park building, a multi-tenant medical office building located in Omaha, Nebraska. The Omaha Property is located on the campus of Alegent Health Hospital. Tenancy in the building is expected to be a mix of physician practices that desire proximity to the hospital.

Scottsdale Property. The Scottsdale Property, which was built in 1999, is the McDowell Mountain Medical Plaza, a multi-tenant medical office building located in Scottsdale, Arizona. The Scottsdale Property is located among three hospitals: Mayo Clinic, Scottsdale Medical Center-Shea and Paradise Valley Hospital. Tenancy in the building is a mix of physician practices that desire proximity to the hospitals.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                  CNL RETIREMENT PROPERTIES, INC.

Date: November 15, 2004	/s/ Stuart J. Beebe e
Stuart J. Beebe
Chief Financial Officer

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